FINANCIAL ITEMS (Tables)	12 Months Ended
Dec. 31, 2022
FINANCIAL ITEMS
Schedule of finance income costs

USDm	2022	2021	2020
Financial income
Interest income from cash and cash equivalents, including restricted cash 1)	4.0	0.2	0.5
Total	4.0	0.2	0.5

Financial expenses
Interest expenses on borrowings 1)	48.5	40.0	45.6
Financial expenses arising from lease liabilities regarding right-of-use assets	0.2	0.3	1.5
Exchange rate adjustments, including loss from forward exchange rate contracts	0.5	0.5	1.0
Commitment fee	0.6	1.1	1.5
Amortization of interest rate swaps	2.4	1.4	—
Ineffectiveness on interest rate swaps	(3.6)	(1.2)	—
Other financial expenses	0.2	0.3	0.3
Total	48.8	42.4	49.9

Total financial items	(44.8)	(42.2)	(49.4)

¹⁾    Interest for financial assets and liabilities not at fair value through profit and loss.